U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         Date of Report January 21, 2003

                               MULLER MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

     Nevada                        0-30829                   88-0430189
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(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

  11 East 47th Street, Third Floor, New York, New York           10017
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 317-0175
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         (Former name or former address, if changed, since last report)


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 21, 2003 Merdinger, Fruchter, Rosen and Company, P.C. (the "Former Accountants") informed Muller Media Inc. ("the Company") that they have decided to cease auditing publicly traded companies and have resigned as the Company's principal accountants.

The Former Accountants' report on the financial statements for the nine months ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Financial statements for periods prior to the nine months ended December 31, 2001 were audited by other accountants. Financial statements for the fiscal years ending March 31, 2001 and March 31, 2000 were included in the Form10KSB for the nine months ended December 31, 2001 and those reports on the financial statements of Registrant for those periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle or procedure.

The Company's Board of Directors has approved the resignation of the Former Accountants.

During the last fiscal year and subsequent interim period, from the date of engagement on March 14, 2002 to resignation on January 21, 2003 there were no disagreements with the Former Accountants whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the above-mentioned period there were no "reportable events" as defined by Regulation S-K, Item 304 (a)(1)(v)(A) through (D).

On January 14, 2003 the Company engaged Abrams and Company, P.C. ("the New Accountants") as our principal accountants to audit our financial statements. The engagement of the New Accountants was approved by the Company's Board of Directors.

A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements
             Not applicable

         (b) Exhibits

             16.1  Letter from Merdinger, Fruchter, Rosen and Company, P.C.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MULLER MEDIA, INC.

DATE:    JANUARY 31, 2003                    BY: /S/ JOHN J. ADAMS
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                                             JOHN J. ADAMS
                                             CHAIRMAN AND CEO